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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event  reported): February 2, 1996

                            PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                            1-9859                        06-1215192
---------------                  ------------                -------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


4200 NATIONSBANK CENTER
700 LOUISIANA, HOUSTON, TEXAS                                77002
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  713-225-3831
                                                     ------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)





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Item 5. Other Events.

         On February 2, 1996, subsidiaries of Pioneer Companies, Inc. (the "Company") completed the acquisition of Kemira Water Treatment, Inc. ("KWT"), from a subsidiary of Kemira Oy of Finland ("Kemira"). KWT produces specialty and commodity inorganic coagulants, including polyaluminum chloride, aluminum sulfate, sodium aluminate and ferric sulfate, at its plant in Savannah, Georgia for sale to the water treatment market in the eastern United States and the Caribbean.

         KWT is now owned by Kemwater North America Company ("Kemwater"), which was formed through the Company's subsidiary, Pioneer Water Technologies, Inc., in combination with Imperial West Chemical Co. ("IWC"), a subsidiary of the Company with facilities in Spokane, Washington; Albany, Oregon; and Antioch, Pittsburg and Mojave, California. The combined businesses of KWT and IWC, the latter of which produces ferric and ferrous chloride and aluminum sulfate for sale to the water treatment market in the western United States, will be carried out in the name of Kemwater. Kemwater will be adding ferric chloride capacity to the Savannah plant, and production capacity for polyaluminum chloride, sold under the tradename PAX, will be added to the western operations.

         As a part of the transaction, Kemwater also acquired exclusive licenses to use Kemira's existing and future advanced water treatment technology in the development and sale of products and services for the potable water, waste water and industrial water treatment markets in the United States (other than the northeastern U.S.) and the Caribbean. Kemwater has nonexclusive access to the use of the technology for the Canadian and Mexican markets, with an option to acquire an exclusive license for those markets in the future.

         Kemwater also entered into product supply agreements with subsidiaries of Kemira, to ensure a continuing supply of granulated ferric sulfate and dry aluminum sulfate, which are used as raw materials.

         In management's opinion the acquisition did not constitute a significant acquisition so as to give rise to the financial statement disclosure requirements regarding significant acquisitions. However, the dispositive determination as to the significance of the acquisition will be based on the Company's financial statement balances for the fiscal year ended December 31, 1995.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PIONEER COMPANIES, INC.



                                       By: /s/ Kent R. Stephenson
                                           -----------------------------------
                                       Name: Kent R. Stephenson, Vice President,
                                             General Counsel and Secretary




Date:  February 15, 1996





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